Charles Schwab Investment Management, Inc.

211 Main Street

San Francisco, CA 94105

June 10, 2019

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Schwab Government Money Fund – Sweep Shares

(the Fund) a series of The Charles Schwab Family of Funds (the Registrant)

  (File Nos. 033-31894 and 811-05954)

Ladies and Gentlemen:

On behalf of the Registrant and filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the 497 dated June 5, 2019 to the Fund’s prospectuses, dated April 26 2019, as supplemented June 5, 2019. The purpose of this filing is to submit, in XBRL, the 497 dated June 5, 2019.

Any questions or comments on this filing should be directed to the undersigned at (415) 667-0780.

Respectfully,

/s/ Christine Pierangeli
Christine Pierangeli

Corporate Counsel